SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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AMBASSADORS INTERNATIONAL, INC.

(Name of Registrant as specified in its charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1071 Camelback Street

Newport Beach, California 92660

April 13, 2005

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors International, Inc. (the “Company”), which will be held at 10:15 a.m., local time, on May 13, 2005, at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company’s outstanding common stock as of the close of business on March 31, 2005, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

We hope that you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

Joseph J. Ueberroth

President and Chief Executive Officer

AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street

Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors International, Inc., a Delaware corporation (the “Company”), will be held at 10:15 a.m., local time, on May 13, 2005, at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

1. To elect three (3) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. To approve the adoption of the 2005 Incentive Award Plan.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Brian R. Schaefgen

Corporate Secretary

Dated: April 13, 2005

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

AMBASSADORS INTERNATIONAL, INC.

1071 Camelback Street

Newport Beach, California 92660

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors International, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:15 a.m., local time, on May 13, 2005, at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When your proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon.

Any stockholder of record has the power to revoke his or her proxy at any time before it is voted by delivery of a written notice to the Corporate Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder of record attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy. Any stockholder who holds his or her shares through a broker, bank or other nominee must obtain a legal proxy from such broker, bank or nominee in order to vote his or her shares in person at the Annual Meeting, and must follow such broker, bank or nominee’s instructions on how to revoke his or her proxy.

At the close of business on March 31, 2005, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 10,328,001 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on March 31, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. The Board of Directors is recommending a vote “FOR” each of the three nominees and a vote “FOR” the adoption of the 2005 Incentive Award Plan.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the eligible votes on the Record Date will constitute a quorum, permitting the meeting to conduct its business. Proxies received, but marked as abstentions, and broker non-votes (i.e., shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote by the actual owner of the shares and does not have discretionary authority to vote such shares) will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefore It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 13, 2005, to all stockholders entitled to vote at the Annual Meeting.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS

(Item I of Proxy Card)

The Company has a classified Board of Directors which is divided into three classes, currently consisting of two Class I Directors, two Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class III Directors, Brigitte M. Bren, Rafer L. Johnson and John C. Spence, will expire at this year’s Annual Meeting. The term of the two Class II Directors, James L. Easton and Joseph J. Ueberroth, will expire at the Annual Meeting to be held in 2006. The term of the two Class I Directors, Peter V. Ueberroth and Richard D.C. Whilden, will expire at the Annual Meeting to be held in 2007.

In June 2004, John A. Ueberroth resigned as Co-Chairman and Director of the Company. Upon the resignation of Mr. John A. Ueberroth, the number of directors was reduced from eight to seven, including a reduction in Class II Directors from three to two.

At this year’s Annual Meeting, three Class III Directors are to be elected. Based upon the recommendation of the Compensation, Nominating and Corporate Governance Committee, the Board has nominated for election at the Annual Meeting as Class III Directors the incumbent directors in such Class: Brigitte M. Bren, Rafer L. Johnson and John C. Spence. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2008, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

The election of directors requires a plurality of the votes cast by the holders of the Common Stock. This means that the three nominees for Class III Directors receiving the highest number of votes will be elected as Class III Directors. Abstentions will have no effect and brokers have discretionary authority to vote for directors, thus no broker non-votes will result.

The table below sets forth for the current directors, including the Class III nominees to be elected at this meeting, certain information with respect to age and background.

NAME	POSITION WITH COMPANY	AGE	DIRECTOR SINCE
Class III Directors, currently standing for re-election:
Brigitte M. Bren	Director	39	2001
Rafer L. Johnson	Director	70	1995
John C. Spence	Director	75	1995

Class II Directors, whose term expires at the Annual Meeting to be held in 2006:
James L. Easton	Director	69	1995
Joseph J. Ueberroth	Director, President & Chief Executive Officer	36	2001

Class I Directors, whose term expires at the Annual Meeting to be held in 2007:
Peter V. Ueberroth	Chairman of the Board	67	1995
Richard D.C. Whilden	Director	71	1995

Business Experience

Class III Directors

Brigitte M. Bren has served as a Director since February 2001. Since 1991, Ms. Bren has served as Co-Founder, President and Chief Executive Officer of International Strategic Planning, Inc., an international business consulting firm specializing in advising U.S. companies expanding internationally. From 1999 to 2003, she was of counsel to Arter & Hadden, LLP, in its Los Angeles office. From 1993 to 1995, Ms. Bren served as Vice President of International Marketing/Sales and Vice President of Governmental Affairs for Mark Goodson Productions. Ms. Bren also serves as Director of Ambassadors Group, Inc., a publicly traded travel company.

Rafer L. Johnson has served as a Director since 1995. Mr. Johnson is a world and Olympic record holder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the President of its Board of Directors for 10 years from 1982 to 1992, and currently is Chairman of its Board of Governors and has been since 1992. He has been appointed to national and international foundations and presidential commissions, with a concentration on youth development. Mr. Johnson also is and has been national head coach for Special Olympics International and a Member of its Board of Directors. In addition, Mr. Johnson serves on a variety of private special boards and committees in the worlds of sports and community services. Mr. Johnson also serves as a Director of Ambassadors Group, Inc.

John C. Spence has served as a Director since 1995. He is also a Director of Cypress Reinsurance Ltd (“Cypress Re”), a Bermuda based insurance company, a wholly-owned subsidiary of the Company and a Director of Endovascular Instruments Inc., a manufacturer of medical instruments. From April 1993 to January 1998, Mr. Spence served as President of AVCO Insurance Services, a provider of credit and credit related insurance to financial institutions, and served as its Chairman until his retirement in April 1998. Mr. Spence also serves as a Director of Ambassadors Group, Inc.

Class I Directors

Peter V. Ueberroth currently serves as Chairman of the Board of Directors, a position he has held since 1995. During the period from November 2003 to June 2004, he served as Co-Chairman of the Board of Directors. Mr. Ueberroth is currently, and has been since 1989, the Managing Director of Contrarian Group, Inc., an investment and management company. In 1962, Mr. Ueberroth founded First Travel Corporation and sold it to the Carlson Travel Group in 1980. From 1979 to 1984, Mr. Ueberroth served as President of the Los Angeles Olympic Organizing Committee. From 1984 to 1989, he served as the Sixth Commissioner of Major League Baseball. In July of 1999, Mr. Ueberroth successfully orchestrated the purchase of the Pebble Beach Company and he now serves as an owner and Co-Chairman. Mr. Ueberroth also serves as the Chairman of the United States Olympic Committee. He is also a member of the Board of Directors of Adecco SA, The Coca-Cola Company and Hilton Hotels Corporation.

Richard D.C. Whilden has served as a Director since 1995. Since 1990, Mr. Whilden has been a Principal of Contrarian Group, an investment and management company. From June 1996 to July 2000, he also served as Chairman of the Board, and from March 1998 to March 1999, he served as President and Chief Executive Officer, of GetThere.com., an internet travel company. Between 1993 and 1994, he was Chairman of the Board of Directors of Caliber Bank in Phoenix, Arizona and was Chairman, Chief Executive Officer and President of Caliber Bank’s holding company, Independent Bankcorp of Arizona, Inc. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an Executive Vice President from 1984 to 1989. Mr. Whilden also serves as a Director of Ambassadors Group Inc. and Jas D. Easton, Inc., a diversified international sporting goods company.

Class II Directors

James L. Easton has served as a Director since 1995. Since 1973, Mr. Easton has served as Chairman and President of Jas. D. Easton, Inc., and Chairman of Easton Sports Inc., diversified international sporting goods companies. He is one of the four Vice Presidents on the International Olympic Committee and is one of the three International Olympic Committee members from the United States. Mr. Easton is also a member of the International Olympic Committee’s Marketing Commission and Nominations Commission. He also serves as President of Federation Internationale de Tir a l’Arc (FITA-International Archery Association), is a Member of the Board of Visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles and is a Board Member of the U.S. Olympic Committee. Mr. Easton also serves as a Director of Ambassadors Group, Inc. and is a member of its Compensation Committee.

Joseph J. Ueberroth has served as President and Chief Executive Officer since November 2003 and as a Director since 2001. Prior to joining the Company, Mr. Ueberroth served as Founder and Co-Chairman of BellPort Group, Inc., an international marina company, from 1997 to 2005, and as General Partner and Managing Member of CGI Opportunity Fund, a venture capital operating company focused on early stage, high growth companies. Mr. Ueberroth serves on the Board of Directors of Enwisen, International Greenhouse Products and Newport Works. Mr. Ueberroth also serves as Director of Ambassadors Group, Inc.

There are no arrangements or understandings known to the Company between any of the directors or nominees for director of the Company and any other person pursuant to which any such person was or is to be elected a director.

Joseph J. Ueberroth is the son of Peter V. Ueberroth. Other than this relationship, there are no family relationships among the directors and executive officers of the Company. See “Related Party Transactions” for further information regarding transactions between the Company and certain of its executive officers and directors.

The Board of Directors unanimously recommends that you vote FOR the election of each of Brigitte M. Bren, Rafer L. Johnson and John C. Spence as Class III Directors of the Company.

APPROVAL OF 2005 INCENTIVE AWARD PLAN

(Item II of Proxy Card)

Our stockholders are being asked to approve the Ambassadors International, Inc. 2005 Incentive Award Plan (the “2005 Plan”). On March 18, 2005, our Board approved and adopted the 2005 Plan, subject to approval by our stockholders.

The principal features of the 2005 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2005 Plan itself which is attached to this proxy statement as Appendix A. We encourage you to read the 2005 Plan carefully.

The Company’s existing Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc. has only 174,801 shares available for issuance remaining. Thus, the Board believes it is in the best interests of the Company and its stockholders to adopt the 2005 Plan.

Purpose of the 2005 Plan

The purpose of the 2005 Plan is to provide additional incentive for directors, key employees and consultants to further the growth, development and financial success of the Company and its subsidiaries by personally benefiting through the ownership of the Company’s common stock, par value $.01 (“Common Stock”), or other rights which recognize such growth, development and financial success. Our Board also believes that the 2005 Plan will enable us to obtain and retain the services of directors, key employees and consultants that are considered essential to our long range success by offering them an opportunity to own stock and other rights that reflect our financial success.

The 2005 Plan will become effective immediately upon stockholder approval at the Annual Meeting.

Securities Subject to the 2005 Plan

The maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2005 Plan will be 600,000 shares. In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects our Common Stock in a manner that would require adjustment to such limit in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the 2005 Plan, the administrator of the 2005 Plan will have the authority in its sole discretion to appropriately adjust:

•	the number and kind of shares of Common Stock (or other securities or property) with respect to which awards may be granted or awarded under the 2005 Plan (including, but not limited to, adjusting the limitation on the maximum number and kind of shares that may be issued to any one individual during any calendar year);

•	the number and kind of shares of Common Stock (or other securities or property) subject to outstanding awards under the 2005 Plan; and

•	the grant or exercise price with respect to any outstanding award.

To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award at such time will be available for future grants under the 2005 Plan. Additionally, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation with respect to any award under the 2005 Plan will be available for future grants under the 2005 Plan. If any shares of restricted stock are surrendered by a participant or repurchased by the Company pursuant to the terms of the 2005 Plan, such shares also will be available for future grants under the 2005 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2005 Plan.

The shares of Common Stock covered by the 2005 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. For purposes of the 2005 Plan, the fair market value of a share of Common Stock as of any given date will be the mean between the closing representative bid and asked prices for a share of Common Stock as reported on the Nasdaq National Market on the last trading day immediately preceding such date. The closing share price for our Common Stock on March 31, 2005 was $14.03, as reported on the Nasdaq National Market.

Eligibility

Our employees, consultants and directors are eligible to receive awards under the 2005 Plan. As of December 31, 2004, we had approximately 132 employees and consultants, and we currently have seven directors, five of whom are independent directors. The administrator determines which of our employees, consultants and directors will be granted awards, except that in the case of the granting of options and restricted stock to independent directors, such determinations will be made by the Board. No employee, independent director or consultant is entitled to participate in the 2005 Plan as a matter of right, nor does any such participation constitute assurance of continued employment or Board service. Only those employees, independent directors and consultants who are selected to receive grants by the administrator may participate in the 2005 Plan.

Awards Under the 2005 Plan

The 2005 Plan provides that the administrator may grant or issue stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Non-Qualified Stock Options. Non-Qualified stock options (“NQSOs”) will provide for the right to purchase shares of Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance milestones. NQSOs may be granted for any term specified by the administrator, but may not exceed ten years.

Incentive Stock Options. Incentive stock options (“ISOs”) will be designed to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant; ISOs, however, may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee by the Company (including all options granted under the 2005 Plan and all other option 2005 Plans of the Company or any parent or subsidiary) may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of $100,000. To the extent this limit is exceeded, the options granted will be NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all of our classes of stock (a “10% Owner”), the 2005 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

Stock Appreciation Rights. Stock appreciation rights provide for the payment of an amount to the holder based upon increases in the price of our Common Stock over a set base price. The base price of any SAR granted under the 2005 Plan must be at least 100% of the fair market value of a share of Common Stock on the date of grant. SARs under the 2005 Plan will be settled in cash or shares of Common Stock, or in a combination of both.

Restricted Stock. Restricted stock may be issued at such price, if any, and may be made subject to such restrictions (including time vesting or satisfaction of performance milestones), as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price, or surrendered, if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred, until the vesting restrictions applicable to such shares are removed or expire. Recipients of restricted stock, unlike recipients of options, generally will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Deferred Stock Awards. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied.

Restricted Stock Units. Restricted stock units entitle the holder to receive vested shares of Common Stock, subject to the removal of restrictions which may include completion of the applicable vesting service period or the attainment of pre-established performance milestones. Although similar to deferred stock awards, the shares of Common Stock issued pursuant to restricted stock units may be delayed beyond the time at which the restricted stock units vest. Restricted stock units may not be sold, or otherwise hypothecated or transferred.

Dividend Equivalents. Dividend equivalents represent the value of the dividends per share paid by us, if any, calculated with reference to the number of shares covered by the stock options, SARs or other specified awards held by the participant. Dividend equivalents may be paid in cash or shares of Common Stock.

Performance Awards. Performance awards may be granted by the administrator to employees, consultants or independent directors based upon, among other things, the contributions, responsibilities and other compensation of the particular recipient. Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of Common Stock, or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon the value of our Common Stock. Performance awards may also include bonuses granted by the administrator, which may be payable in cash or in shares of Common Stock, or in a combination of both.

Stock Payments. Stock payments may be authorized by the administrator in the form of Common Stock or an option or other right to purchase Common Stock and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation—including, without limitation, salary, bonuses, commissions and directors’ fees—that would otherwise be payable in cash to the employee, independent director or consultant.

The administrator may designate employees as participants whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to such persons stock options, SARs, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the achievement of specified performance criteria which are related to one or more of the following performance goals, as applicable to the Company or any subsidiary, division, operating unit or individual:

•	net earnings (either before or after interest, taxes, depreciation and/or amortization);

•	sales or revenue;

•	net income (either before or after taxes);

•	operating earnings;

•	cash flow (including, but not limited to, operating cash flow and free cash flow);

•	return on assets;

•	return on stockholders’ equity;

•	return on sales;

•	gross or net profit margin;

•	expense;

•	working capital;

•	earnings per share;

•	price per share of stock; and

•	market share.

Any of the specified performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. Each performance criteria will be measured in accordance with generally accepted accounting principles to the extent applicable.

The maximum number of shares which may be subject to awards granted under the 2005 Plan to any individual during any calendar year may not exceed 200,000 shares of Common Stock, subject to adjustment in the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin off or other transaction that affects the Common Stock in a manner that would require adjustment to such limit in order to prevent the dilution or enlargement of the potential benefits intended to be made available under the 2005 Plan. In addition, certain employees—those whose compensation in the year of grant is, or in a future fiscal year may be, subject to the limitation on deductibility under Section 162(m) of the Code—may not receive performance awards payable in the form of a cash bonus in excess of $500,000 with respect to any calendar year.

Terms of Options

Term of Options

For options granted to our employees, directors and consultants, the term of an option will be set by the administrator, but will not be more than 10 years from the date the option is granted (five years in the case of an ISO granted to a 10% Owner). Generally, an option granted to an employee, director or consultant may only be exercised while such person remains our employee, director or consultant, as applicable or for a specified period of time (up to the remainder of the option term) following the optionee’s termination of employment, directorship or the consulting relationship, as applicable.

Vesting of Options

Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the administrator may accelerate the period during which such option vests. No portion of an option which is unexercisable at an optionee’s termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided by the administrator either in the agreement relating to the stock option or by action following the grant of the option.

Exercise of Options

An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of Common Stock may be purchased. An option may be exercised by delivering to our Corporate Secretary a written or electronic notice of exercise on a form provided by us, together with full payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws allow payment through one or more of the following:

•	the delivery of shares of Common Stock which have been owned by the optionee for at least six months;

•	the surrender of shares of Common Stock which would otherwise be issuable upon exercise of the option;

•	the delivery of property of any kind which constitutes good and valuable consideration;

•	a special sale and remittance procedure pursuant to which the optionee will place a market sell order with a broker with respect to the shares of Common Stock then issuable upon exercise of the option and the broker pays a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price for the purchased shares plus all applicable income and employment taxes we are required to withhold by reason of such exercise; or

•	any combination of the foregoing.

Transferability of Awards

Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and NQSOs may be transferred with the administrator’s consent to certain family members and trusts. Awards may be exercised, during the lifetime of the holder, only by the holder or such permitted transferee.

New 2005 Plan Benefits

No options have been granted to date under the 2005 Plan.

The benefits that will be received under the 2005 Plan by our current directors, executive officers and by all eligible employees are not currently determinable.

Administration of the 2005 Plan

With respect to Awards granted to our Independent Directors, the administrator of the 2005 Plan is the Board. The Compensation Committee of our Board will be the administrator of the 2005 Plan for all other persons, unless the Board assumes authority for administration. The Compensation Committee must consist of two or more directors, each of whom qualifies as a “non-employee director” pursuant to Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code. The Compensation Committee may delegate its authority to grant Awards under the 2005 Plan to persons other than officers of the Company, to a committee consisting of one or more Compensation Committee members or officers. The administrator has the power to:

•	select which directors, employees and consultants are to receive Awards and the terms of such Awards, consistent with the 2005 Plan;

•	determine whether options are to be NQSOs or ISOs, or whether Awards are to qualify as “performance-based” compensation under Section 162(m) of the Code;

•	construe and interpret the terms of the 2005 Plan and awards granted pursuant to the 2005 Plan;

•	adopt rules for the administration, interpretation and application of the 2005 Plan;

•	interpret, amend or revoke any of the rules adopted for the administration, interpretation and application of the 2005 Plan; and

•	amend one or more outstanding awards in a manner that does not adversely affect the rights and obligations of the holder of such award.

Amendment and Termination of the 2005 Plan

The administrator may amend the 2005 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the Nasdaq National Market (or any other market or stock exchange on which the Common Stock is at the time primarily traded). Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2005 Plan, (ii) expand the classes of persons to whom awards may be granted under the 2005 Plan, or (iii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2005 Plan.

The administrator may terminate the 2005 Plan at any time. However, in no event may an award be granted pursuant to the 2005 Plan on or after March 18, 2015.

Federal Income Tax Consequences Associated with the 2005 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2005 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options

If an optionee is granted a NQSO under the 2005 Plan, the optionee will not have taxable income on the grant of the option.. Generally, the optionee will recognize ordinary income at the time of exercise in an amount equal to the difference between the option exercise price and the fair market value of a share of Common Stock at such time. The optionee’s basis in the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the Common Stock on the date the optionee exercises such option. Any subsequent gain or loss generally will be taxable as capital gains or losses.

Incentive Stock Options

No taxable income is recognized by the optionee at the time of the grant of an ISO, and no taxable income is recognized for regular tax purposes at the time the option is exercised; however, the excess of the fair market value of the Common Stock received over the option price is an “item of adjustment” for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of the fair market value of such shares on the option exercise date over the exercise price paid for the shares. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Stock Appreciation Rights

No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares received will be taxable as ordinary income to the recipient in the year of such exercise.

Restricted Stock

In general, a participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code. However, at the time the restricted stock is no longer subject to the substantial risk of forfeiture, the participant will be taxed on the difference, if any, between the fair market value of the Common Stock on the date the restrictions lapsed and the amount the participant paid, if any, for such restricted stock. Recipients of restricted stock under the 2005 Plan may, however, make an election under Section 83(b) of the Code to be taxed at the time of the grant or purchase on an amount equal to the difference, if any, between the fair market value of the Common Stock on the date of transfer and the amount the participant paid, if any, for such restricted stock. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the restrictions applicable to the restricted stock lapses.

Restricted Stock Units and Deferred Stock

A participant generally will not have ordinary income upon grant of restricted stock units or deferred stock. When the shares of Common Stock are delivered under the terms of the award, the participant will recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid by the participant for such shares.

Dividend Equivalents

A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. At the time a dividend equivalent is paid, however, the participant will recognize ordinary income.

Performance Awards

A participant who has been granted a performance award generally will not recognize taxable income at the time of grant. When an award is paid, whether in cash or shares of Common Stock, the participant generally will recognize ordinary income.

Stock Payments

A participant who receives a stock payment in lieu of a cash payment generally will be taxed as ordinary income in the amount as if he or she received the cash payment.

Tax Deductions and Section 162(m) of the Code

In general, we will be entitled to a compensation deduction when and for the same amount that the recipient recognizes as ordinary income.

Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million in any one year. This Section 162(m) deduction limit, however, does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee.. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying 2005 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2005 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m), if such awards are granted or vest upon the pre-established objective performance goals described above.

The 2005 Plan is structured in a manner that is intended to provide the Compensation Committee with the ability to provide awards that satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code. In the event the Compensation Committee determines that it is in the Company’s best interests to make use of such awards, the remuneration attributable to those awards should not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A of the Code

Certain awards under the 2005 Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation 2005 Plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the 2005 Plan for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional income tax is equal to 20% of the compensation required to be included in gross income.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes represented by the Common Stock present in person or by proxy and entitled to vote on this proposal is required for approval of the proposed 2005 Plan. For purposes of the vote on the proposed 2005 Plan, abstentions will have the same effect as votes against the proposed 2005 Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

The Board of Directors unanimously recommends that you vote FOR the approval of the Ambassadors International, Inc. 2005 Incentive Award Plan.

OTHER BUSINESS

The Company does not know of any other business to be presented to the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2006 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Corporate Secretary of the Company so that it is received no later than December 14, 2005. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company expects to holds its 2006 Annual Meeting of Stockholders on May 12, 2006. The Company’s Bylaws provide that if a stockholder, rather than including a proposal in the Company’s proxy statement as discussed above, commences his or her own proxy solicitation for the 2006 Annual Meeting of Stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the Company must receive notice of such proposal not less than 50 days nor more than 75 days prior to the meeting. The notice must comply with the Company’s Bylaws.

Notices should be directed to the attention of the Corporate Secretary, Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

INFORMATION CONCERNING

MANAGEMENT AND COMPENSATION

Executive Officers

Joseph J. Ueberroth is a director. See “Election of Directors—Business Experience—Class II Directors” for a discussion of his business experience.

Brian R. Schaefgen, age 35, has served as Chief Financial Officer, Treasurer and Secretary of the Company since December 2003. From March 1994 to December 2003, Mr. Schaefgen served in various senior financial capacities with The Irvine Company, a real estate investment company, most recently as Controller of its wholly-owned subsidiary Irvine Apartment Communities. From 1991 to 1994, Mr. Schaefgen was with the accounting and professional services firm Deloitte & Touche. Mr. Schaefgen serves on the Board of Directors of Grand Prix Tours, Inc., a specialty tour provider. Mr. Schaefgen also serves on the Board of Directors of Big Brothers Big Sisters of Orange County and the Audit Committee of Families Forward. Mr. Schaefgen received his Bachelor of Business Administration from the University of Notre Dame. Mr. Schaefgen is a Certified Public Accountant.

Jerry G. McGee, age 34, has served as Chief Operating Officer of Ambassadors, LLC, a wholly-owned subsidiary of the Company, since December 2003. Prior to his appointment as Chief Operating Officer, Mr. McGee was President of Ambassadors Services Group, Inc. from 2001 to 2003, President of Ambassadors Technology Corporation from 2002 to 2003 and from 1998 to 2001 held various senior positions in Ambassadors Performance Group, LLC, three wholly-owned subsidiaries of the Company. Prior to joining the Company, Mr. McGee worked in the Planning Division of the Resorts and Attractions of the Walt Disney Company and served as Vice President of The Lindquist Group, an entrepreneurial management-consulting firm. Mr. McGee currently serves on the Board of Trustees of the SITE Foundation and has served on the Board of Directors for the Orange County Sports Association and the Board of Advisors of the Ritz Carlton Hotel Company and Outrigger Hotels. Mr. McGee received a Bachelor of Science from the University of Southern California.

Timothy T. Fogarty, age 44, has served as Executive Vice President of Cypress Reinsurance, Ltd, a wholly-owned subsidiary of the Company, since December 2003. From March 2002 to December 2003, Mr. Fogarty was Chief Financial Officer, Treasurer and Secretary of the Company. From April 1999 until March 2002, he was Chief Financial Officer of Ambassadors Performance Group, LLC, a wholly-owned subsidiary of the Company. From 1993 through April 1999, Mr. Fogarty served as Vice President and Controller for Avco Insurance Services, the worldwide insurance operations and wholly-owned subsidiaries of Avco Financial Services, Inc. From 1988 through 1993, Mr. Fogarty was Assistant Vice President of Financial Reporting for Avco Financial Services, Inc. From 1987 through 1988, Mr. Fogarty was General Accounting Manager for Balboa Life & Casualty, a United States Insurance Group wholly owned by Avco Financial Services. From 1984 through 1987, Mr. Fogarty worked for the accounting firm of Arthur Young & Company (now known as Ernst & Young). Mr. Fogarty is a Certified Public Accountant.

Laura L. Tuthill, age 28, has served as Controller of Ambassadors International, Inc. since December 2003. From July 2002 to December 2003, Ms. Tuthill was the Controller of Ambassadors Performance Group, LLC, a wholly owned subsidiary of the Company. From 1997 to 2002, Ms. Tuthill was with the accounting firm Andersen (formerly Arthur Andersen). Ms. Tuthill received her Bachelor of Business Administration from the University of California Santa Barbara. Ms. Tuthill is a Certified Public Accountant.

Meetings of the Board of Directors and Committees of the Board of Directors

During 2004, there were five meetings of the Board of Directors. The Board of Directors has an Audit Committee and a Compensation, Nominating and Corporate Governance Committee. The members of each committee are selected by the majority vote of the Board of Directors. All directors attended 75% or more of the aggregate of the total Board meetings and his or her Committee meetings in 2004. We have a policy that board members attend the Annual Meeting of the Stockholders. All of our directors attended the 2004 Annual Meeting.

Audit Committee. John C. Spence (Chairman), Richard D.C. Whilden, and Rafer L. Johnson are the members of our Audit Committee. This committee selects the Company’s independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by and fees paid to the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees and reviews the adequacy of the Company’s internal accounting controls and financial management practices. The Board has adopted a written charter for the Audit Committee, which was attached to the Proxy Statement for the 2004 Annual Meeting and which is available on our website at Investor Relations at www.ambassadors.com.

See Report of Audit Committee, below.

Compensation, Nominating and Corporate Governance Committee. In March 2005, the Board formed the Compensation, Nominating and Corporate Governance Committee. Prior to that time, the Compensation Committee performed the nominating and related governance functions of the Board. Richard D.C. Whilden (Chairman), Brigitte M. Bren and James L. Easton are the members of the Compensation, Nominating and Corporate Governance Committee. This committee is responsible for determining compensation for the

Company’s executive officers and for administering the Amended and Restated 1995 Equity Participation Plan of Ambassadors International, Inc. (the “Incentive Plan”), and will be responsible for administering the 2005 Plan should it be approved by our stockholders at the Annual Meeting. The Compensation, Nominating and Corporate Governance Committee also identifies individuals qualified to be members of the Board of Directors and its committees, recommends to the Board the slate of directors to be nominated by the Board at the annual stockholders meeting and recommends any director to fill a vacancy on the Board. In March 2005, the Board adopted a written charter for the Compensation, Nominating and Corporate Governance Committee, which is available on our website at Investor Relations at www.ambassadors.com. See Report of Compensation, Nominating and Corporate Governance Committee on Executive Compensation, below.

Board Nominations. Director candidates are nominated by the Company’s Compensation, Nominating and Corporate Governance Committee acting in the capacity of a nominating committee. The Compensation, Nominating and Corporate Governance Committee does not impose any specific, minimum qualifications that must be met by director nominees, but rather the Compensation, Nominating and Corporate Governance Committee will consider candidates based upon their: business and financial experience, such as serving as an executive officer or former executive officer of a publicly held company in the Company’s industry or otherwise, personal characteristics, such as integrity, ethics and values, expertise that is complementary to the background and experience of other Board members, experience as a board member of another publicly held company, willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership, willingness to objectively appraise management performance, academic expertise in an area of the Company’s operations, practical and mature business judgment and any such other qualifications the Compensation, Nominating and Corporate Governance Committee deems necessary to ascertain the candidates ability to serve on the Board.

The Compensation, Nominating and Corporate Governance Committee will not consider nominee recommendations from security holders, other than the recommendations received not later than December 14, 2005, from a security holder or group of security holders that beneficially owned more than five (5) percent of the Company’s outstanding common stock for at least one year as of the date the recommendation is made. A stockholder interested in recommending a director candidate may do so by mailing the candidate’s detailed resume and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the board of directors. The stockholder must also provide biographical information similar to what is required to be disclosed in a proxy statement. In addition, the stockholder must include the consent of the candidate to serve as director if elected and must describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise. The stockholder must submit proof of Company stockholdings. The Company may request from the recommending stockholder such other information. All communications are to be directed to the Chairman of the Compensation, Nominating and Corporate Governance Committee at 1071 Camelback Street, Newport Beach, California 92660.

The Compensation, Nominating and Corporate Governance Committee reviews each existing director whose term is set to expire and considers the following in determining whether to recommend the re-election of that director: (i) the director’s overall effectiveness; and (ii) whether changes in employment status, health, community activity or other factors may impair the director’s continuing contributions to the Board. The Compensation, Nominating and Corporate Governance Committee applies the same criteria to nominees recommended by stockholders as to new candidates recommended by the Compensation, Nominating and Corporate Governance Committee.

Determination of Independence of Directors

Under Nasdaq rules, a director of Ambassadors International, Inc. qualifies as “independent” only if the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with Ambassadors International, Inc.). In March 2005, the Board of Directors undertook its annual review of director independence. During this review, the Board of Directors considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under Business Experience above. In making independence determinations, the Board considered each relationship not only from the standpoint of the director, but also from the standpoint of persons and organizations with which the director has a relationship. The purpose of this review is to determine whether any such relationships or transactions would interfere with the director’s independent judgment, and therefore be inconsistent with a determination that the director is independent.

As a result of this review, the Board of Directors affirmatively determined that Brigitte M. Bren, James L. Easton, Rafer L. Johnson, John C. Spence, and Richard D.C. Whilden are independent of the Company. Furthermore, the Board resolved that the independent directors shall regularly meet in executive session. In 2004, the independent directors met four times in executive session. The Chairman of the Compensation, Nominating and Corporate Governance Committee presides over the executive sessions.

Director Compensation

Each of the Company’s non-employee directors receives fees of $18,000 per year plus $500 per board meeting attended. The Company’s Chairman receives fees of $25,000 per year. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings.

Compensation, Nominating and Corporate Governance Committee Interlocks and Insider Participation

The Compensation, Nominating and Corporate Governance Committee is composed of three non-employee directors, Richard D.C. Whilden (Chairman), Brigitte M. Bren and James L. Easton. No executive officer of the Company has served during 2004 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation, Nominating and Corporate Governance Committee. During fiscal 2004, no member of the Company’s Compensation, Nominating and Corporate Governance Committee had any relationship or transaction with the Company required to be disclosed pursuant to Item 402(j) of Regulation S-K under the Exchange Act.

Report of Compensation, Nominating and Corporate Governance Committee on Executive Compensation

This Compensation, Nominating and Corporate Governance Committee Report discusses the components of the Company’s executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation, Nominating and Corporate Governance Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation, Nominating and Corporate Governance Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan and will administer the 2005 Plan, if it is approved by the stockholders. There were seven meetings of the Compensation, Nominating and Corporate Governance Committee in 2004.

Compensation Philosophy. The Compensation, Nominating and Corporate Governance Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation, Nominating and Corporate Governance Committee seeks to align total compensation for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance, and stockholder value.

The Compensation, Nominating and Corporate Governance Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation, Nominating and Corporate

Governance Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation, Nominating and Corporate Governance Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

In order to attract and retain highly-qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly-qualified executive talent, the Compensation, Nominating and Corporate Governance Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in similar businesses.

In implementing its compensation program for executive officers, the Compensation, Nominating and Corporate Governance Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company’s stockholders.

Compensation Program Components. The Compensation, Nominating and Corporate Governance Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance, job changes, and market forces.

Annual Bonus. The Compensation, Nominating and Corporate Governance Committee considers the granting of annual cash bonuses to the executive officers and grants bonuses when it believes it is warranted. The primary purpose of any such bonus is to reward individual contributions and efforts in helping the Company achieve specific budget and performance goals and to adjust overall compensation to remain competitive and continue to retain qualified management. However, bonuses, when granted, relate to the Company’s annual budget and overall performance based on a calculation of earnings before tax, interest, depreciation and amortization.

Long-Term Incentive Compensation. The Company’s long-term incentive program consists of periodic grants of stock options and, commencing in 2004, grants of restricted stock, which are made at the discretion of the Compensation, Nominating and Corporate Governance Committee under the Incentive Plan. Decisions made by the Compensation, Nominating and Corporate Governance Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. In November 2004, the Compensation, Nominating and Corporate Governance Committee granted restricted stock to four executive officers and options to all executive officers. In deciding to make these grants, the Compensation, Nominating and Corporate Governance Committee considered, among other things, the performance of the executives, the importance of their retention to the Company, and the vesting dates of the recipients’ other outstanding equity grants.

Chief Executive Officer’s Compensation. The Chief Executive Officer (“CEO”) of the Company heads a group of senior management officers who participate in a common set of compensation criteria linked, in part, to the performance of the Company. The compensation of the CEO is determined by the Compensation, Nominating and Corporate Governance Committee based upon its assessment of the Company’s financial performance and nonfinancial factors which the Compensation, Nominating and Corporate Governance Committee believes have an influence upon the Company’s overall performance and its ability to remain competitive. The Compensation, Nominating and Corporate Governance Committee also takes into account the individual’s performance and level of experience, as well as compensation paid to other executive officers of the Company and compensation paid to other CEO’s of comparable companies. Each Compensation, Nominating and Corporate Governance Committee member exercises his or her own independent judgment in evaluating and weighing these various criteria, which may vary from one member to another and from time to time.

Summary. The Compensation, Nominating and Corporate Governance Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company’s stockholders, by attracting and retaining the best-qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation, Nominating and Corporate Governance Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by the members of the Compensation, Nominating and Corporate Governance Committee.

COMPENSATION, NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

Richard D.C. Whilden, Chairman

Brigitte M. Bren

James L. Easton

Executive Compensation and Other Information

The following table sets forth the compensation for the Chief Executive Officer and four other executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2004 (the “Named Executive Officers”):

Summary Compensation Table

				Awards
		Annual Compensation		Restricted Stock Awards($)	Securities Underlying Options/ SARS(#)	(5) All Other Compen- sation($)
Name and Principal Position	Year	Salary($)	Bonus($)
Joseph J. Ueberroth	2004	200,000	260,000	629,000	50,000	0
President and Chief Executive Officer (1)	2003	29,600	0	0	200,000	0

Brian R. Schaefgen	2004	130,000	110,000	201,280	41,000	500
Chief Financial Officer and Corporate Secretary (2)	2003	5,900	0	0	0	0

Jerry G. McGee	2004	180,000	150,000	251,600	70,000	500
Chief Operating Officer, Ambassadors, LLC (3)

Timothy T. Fogarty	2004	82,000	50,000	150,960	12,000	500
Executive Vice President, Cypress Re (4)	2003	140,000	10,000	0	0	500
	2002	132,000	65,000	0	14,881	500

Laura L. Tuthill	2004	97,000	25,000	0	15,000	500
Controller

(1)	In November 2003, Mr. Ueberroth was appointed as the President and Chief Executive Officer of the Company. On November 19, 2004, Mr. Ueberroth was granted 50,000 shares of restricted stock with a value on such date calculated in accordance with applicable SEC rules of $629,000. Mr. Ueberroth earned $5,000 related to one $0.10 dividend on the restricted stock issued during the year. As of December 31, 2004, the value of the 50,000 unvested shares of restricted stock was $786,500.

(2)	In December 2003, Mr. Schaefgen succeeded Mr. Fogarty as the Chief Financial Officer and Corporate Secretary of the Company. On November 19, 2004, Mr. Schaefgen was granted 16,000 shares of restricted stock with a value on such date calculated in accordance with applicable SEC rules of $201,280. Mr. Schaefgen earned $1,600 related to one $0.10 dividend on the restricted stock issued during the year. As of December 31, 2004, the value of the 16,000 unvested shares of restricted stock was $251,680.

(3)	In December 2003, Mr. McGee was appointed as the Chief Operating Officer of Ambassadors, LLC, a wholly-owned subsidiary of the Company. On November 19, 2004, Mr. McGee was granted 20,000 shares of restricted stock with a value on such date calculated in accordance with applicable SEC rules of $251,600. Mr. McGee earned $2,000 related to one $0.10 dividend on the restricted stock issued during the year. As of December 31, 2004, the value of the 20,000 unvested shares of restricted stock was $314,600.

(4)	In December 2003, Mr. Fogarty’s was appointed as the Executive Vice President of Cypress Re, a wholly-owned subsidiary of the Company. On November 19, 2004, Mr. Fogarty was granted 12,000 shares of restricted stock with a value on such date calculated in accordance with applicable SEC rules of $150,960. Mr. Fogarty earned $1,200 related to one $0.10 dividend on the restricted stock issued during the year. As of December 31, 2004, the value of the 12,000 unvested shares of restricted stock was $188,760.

(5)	All other compensation represents the Company’s 401(k) matching contribution for each of the executives for each respective year in which the employee participated in the plan.

Option Grants

The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2004 and held by them on December 31, 2004. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Option Grants During the Last Fiscal Year

	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year(%)	Exercise Price ($) / Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name					5% ($)	10%($)
Joseph J. Ueberroth	50,000	20.58	12.58	11/19/2014	395,575	1,002,464
Brian R. Schaefgen	25,000	10.29	12.79	02/02/2014	201,089	509,599
Brian R. Schaefgen	16,000	6.58	12.58	11/19/2014	126,584	320,788
Jerry G. McGee	50,000	20.58	12.79	02/02/2014	402,178	1,019,198
Jerry G. McGee	20,000	8.23	12.58	11/19/2014	158,230	400,986
Timothy T. Fogarty	12,000	4.94	12.58	11/19/2014	94,938	240,591
Laura L. Tuthill	5,000	2.06	12.79	02/02/2014	40,218	101,920
Laura L. Tuthill	10,000	4.12	12.58	11/19/2014	79,115	200,493

(1)	Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company’s estimate or projection of future Common Stock prices.

Option Exercises During the Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2004 and held by them on December 31, 2004:

Aggregated Option Exercises During the Last Fiscal Year

And Fiscal Year-end Option Values

	Shares Acquired On Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the- Money Options at Fiscal Year End($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph J. Ueberroth	0	0	70,499	206,030	295,353	711,893
Brian R. Schaefgen	0	0	0	41,000	0	123,900
Jerry G. McGee	0	0	33,021	79,200	315,404	281,576
Timothy T. Fogarty	0	0	72,559	19,441	732,499	95,691
Laura L. Tuthill	0	0	2,500	17,500	17,300	63,500

(1)	Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $15.73 per share).

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	1,303,305	$8.51	174,801
Equity compensation plans not approved by security holders	0	0	0

Total	1,303,305	$8.51	174,801

(1)	Consists solely of the 1995 Equity Participation Plan. If the Company’s stockholders approve the adoption of the 2005 Incentive Award Plan, an additional 600,000 shares of the Company’s common stock will be available for future issuance under equity compensation plans approved by the Company’s security holders.

Compensation Plans and Arrangements

Amended and Restated 1995 Equity Participation Plan

The Company’s Amended and Restated 1995 Equity Participation Plan (the “Incentive Plan”) was adopted by the Company on August 1995, to attract and retain directors, officers, key employees and consultants. Under the Incentive Plan, the Company may issue up to 2,200,000 shares of Common Stock.

During the fiscal year ended December 31, 2004, options to purchase a total of 243,000 shares of Common Stock were granted under the Incentive Plan. Options to purchase 1,205,305 shares of Common Stock were outstanding at December 31, 2004 and options to purchase 63,241 shares of Common Stock were forfeited during the year ended December 31, 2004. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period. As of December 31, 2004, the weighted average exercise prices of the outstanding options was $9.20.

Profit Sharing Plan

In 1993, the Company established a noncontributory profit sharing plan, the assets of which were transferred into a new 401(k) Profit-Sharing Plan (the “401(k) Plan”) in 1996. Employees are eligible to participate in the 401(k) Plan upon six months of service and 21 years of age. Employees may contribute up to 92% of their salary, subject to the maximum contribution allowed by the Internal Revenue Service. The Company’s matching contribution is discretionary based upon approval by management. Employees are 100% vested in their contributions and vest in Company matching contributions equally over four years. During the year ended December 31, 2004, the Company contributed approximately $29,000 to the 401(k) Plan.

AUDIT COMMITTEE AND ACCOUNTANTS

Report of Audit Committee

The Audit Committee is composed of three non-employee directors, John C. Spence (Chairman), Richard D.C. Whilden, and Rafer L. Johnson, all of whom meet the independence and experience requirements of the SEC and Nasdaq. The Board has determined that Mr. Spence qualifies as an “audit committee financial expert” under the rules of the SEC and meets the financial sophistication requirements of Nasdaq. The Audit Committee met 13 times during 2004.

During the year 2004, at each of its meetings, the Committee met with the senior members of the Company’s financial management team and the independent auditors. The Committee’s agenda is established by the Committee’s Chairman and the Company’s Chief Financial Officer. During the year, the Committee had private sessions with the Company’s independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which was attached to the Proxy Statement for the 2004 Stockholders Meeting and is available upon written request to the Corporate Secretary, at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

The Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

•	Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

•	Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2004 was compatible with the independent auditors’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Committee necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with generally accepted accounting principles in the United States.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

AUDIT COMMITTEE

John C. Spence, Chairman Rafer L. Johnson Richard D.C. Whilden

Audit Committee’s Pre-Approval Policy

During fiscal year 2004, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by our independent auditor and for the prohibition of certain services from being provided by the independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence.

If the cost of any service exceeds the pre-approved monetary limit, such service must be approved by the Audit Committee. The Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve any audit or non-audit services to be provided to the Company by the independent auditor. The Chairman must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting.

Independent Accountant Fees

The following sets forth the aggregate fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the fiscal years 2004 and 2003, and fees billed for other services provided by Ernst & Young for fiscal years 2004 and 2003.

Audit Fees

Fees for audit services totaled approximately $522,500 in 2004 and $214,500 in 2003, including fees associated with the annual audit and the audit of internal control over financial reporting in 2004, the reviews of the Company’s quarterly reports on Form 10-Q, and statutory audits required internationally.

Audit Related Fees

Fees for audit related services totaled $0 in 2004 and $20,500 in 2003. Audit related services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $42,000 in 2004 and $58,000 in 2003. Tax fees include services related to tax compliance, preparation and filing of tax returns and tax consulting.

All Other Fees

In 2004 and 2003, the Company did not incur any other fees.

All fees incurred were in accordance with the Company’s pre-approval policy.

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

The Company has selected Ernst & Young LLP as its independent auditor for the current year. Representatives of Ernst & Young LLP are expected to be present at the 2005 Annual Meeting of the Stockholders and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

STOCK PERFORMANCE GRAPH

The following graph compares the Company’s cumulative total stockholder return with the Nasdaq Market Index, S&P 500 Diversified Commercial Services Index and the Russell 2000 Index. The Company added the S&P 500 Diversified Commercial Services Index as this index is the most reflective of the Company’s peer group. The graph assumes that $100 was invested on December 31, 1999, in the Company’s Common Stock and in each of the indices mentioned above and that all dividends were reinvested.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Ambassadors International, Inc.	100.00	173.62	212.22	544.94	785.79	1,049.42
Nasdaq Market Index	100.00	60.31	47.84	33.07	49.45	53.81
S&P 500 Diversified Commercial Services Index	100.00	78.48	107.00	85.43	129.85	134.45
Russell 2000 Index	100.00	96.98	99.39	79.03	116.38	137.71

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount of stock of the Company beneficially owned as of March 31, 2005, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Class of Common Stock
MLF Investments, LLC(2)	1,943,913	18.82%
Peter V. Ueberroth(3)	1,367,500	13.15%
Ashford Capital Management, Inc.(4)	1,216,278	11.78%
John A. Ueberroth(5)	683,590	6.58%
Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers(6))	742,800	7.19%
Dimensional Fund Advisors Inc.(7)	618,291	5.99%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 31, 2005 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Based on 13D/A filed with the SEC on November 19, 2004 and subsequent filings of Form 4. The address of MLF Investments, LLC (“MLF”) is 2401 West Bay Drive, Suite 124, Largo, FL 33770. MLF reports shared voting and dispositive power over all of the shares beneficially owned by MLF Offshore Portfolio Company, L.P. (“MLF Offshore”). Due to his shared power to vote and dispose of such shares, Matthew L. Feshbach may be deemed to beneficially own the shares owned by MLF Offshore. MLF Cayman GP Ltd. and MLF Capital Management L.P. may also be deemed to beneficially own the shares owned by MLF Offshore.

(3)	Chairman of the Board of the Company. The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Includes options to purchase 67,500 shares of Common Stock. Does not include 100,000 shares of Common stock owned by the Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Mr. Peter Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(4)	Based on 13G/A filed with the SEC on February 28, 2005. The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807.

(5)	Former Co-Chairman and Director of the Board of the Company. Includes option to purchase 67,500 shares of Common Stock. Does not include 25,000 shares of Common stock owned by the John and Gail Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power. Mr. John Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(6)	Based on 13G/A filed with the SEC on January 19, 2005. The address of Merrill Lynch & Co., Inc., on behalf of Merrill Lynch Investment Managers (“MLIM”), is World Financial Center, North Tower, 250 Vesey Street, New York, NY 10381. MLIM reports shares voting and dispositive power over all of these shares. Includes 578,000 shares held by the Master Value Opportunities Trust (the “Trust”), over which the Trust reports shared voting and dispositive power. The address of the Trust is 800 Scudders Mill Road, Plainsboro, NJ 08536. MLIM and the Trust disclaims beneficial ownership of the shares reported.

(7)	Based on 13G/A filed with the SEC on February 9, 2005. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Dimensional acts as an investment advisor to investment companies, trusts and accounts and disclaims beneficial ownership of the shares reported.

The following table sets for the amount of Common Stock of the Company beneficially owned as of March 31, 2005 by each director of the Company, each Named Executive Officer, and all directors and Named Executive Officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class of Common Stock
Joseph J. Ueberroth(2)	255,619	2.46%
Brian R. Schaefgen(3)	25,313	*
Jerry G. McGee(4)	70,121	*
Timothy T. Fogarty(5)	88,279	*
Laura L. Tuthill(6)	3,750	*
Peter V. Ueberroth(7)	1,367,500	13.15%
Brigitte M. Bren(8)	24,117	*
James L. Easton(9)	24,116	*
Rafer L. Johnson(10)	0	*
John C. Spence(11)	26,116	*
Richard D.C. Whilden(12)	14,120	*
All Directors and Named Executive Officers as a group (11 people)(13)	1,899,051	17.86%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after March 31, 2005 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	President and Chief Executive Officer of the Company. Includes 70,499 shares of Common Stock issuable upon exercise of options and 50,000 shares of restricted stock.

(3)	Chief Financial Officer and Corporate Secretary of the Company. Includes 6,250 shares of Common Stock issuable upon exercise of options and 16,000 shares of restricted stock.

(4)	Chief Operating Officer of Ambassadors, LLC, a wholly-owned subsidiary of the Company. Includes 50,121 shares of Common Stock issuable upon exercise of options and 20,000 shares of restricted stock.

(5)	Executive Vice President of Cypress Re, a wholly-owned subsidiary of the Company. Includes 76,279 shares of Common Stock issuable upon exercise of options and 12,000 shares of restricted stock.

(6)	Controller of the Company. Consists of 3,750 shares of Common Stock issuable upon exercise of options.

(7)	Chairman of the Board of the Company. The shares are held in a family trust of which Mr. Peter Ueberroth is a co-trustee. Includes options to purchase 67,500 shares of Common Stock. Does not include 100,000 shares of Common stock owned by the Ueberroth Family Foundation of which Mr. Ueberroth has shared voting power.

(8)	Director. Consists of 24,117 shares of Common Stock issuable upon exercise of director options.

(9)	Director. Consists of 24,116 shares of Common Stock held by the director as of March 31, 2005.

(10)	Director. No shares of the Company’s Common Stock our held by the director as of March 31, 2005.

(11)	Director. Consists of 24,116 shares of Common Stock held by the director as of March 31, 2005.

(12)	Director. Includes 8,500 shares of Common Stock issuable upon exercise of director options. Includes 2,620 shares of the Company’s Common Stock held by the director. Includes 2,000 shares held in a family trust of which Mr. Whilden is a co-trustee. Includes 1,000 shares in an IRA account for the benefit of Mr. Whilden.

(13)	Includes 307,016 of Common Stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors, and stockholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely upon the Company’s review of such forms furnished to the Company during the fiscal year ended December 31, 2004, and written representations from certain reporting persons, the Company believes that during 2004, all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders have been complied with, except that, due to administrative oversights, a Form 4 reporting the exempt grant of options was filed late by each of Brian R. Schaefgen and Jerry G. McGee, and John A. Ueberroth reported a sale of shares late on a Form 5.

RELATED PARTY TRANSACTIONS

On February 1, 2005, the Company acquired BellPort Group, Inc., an international marina operator located in Newport Beach, California, for $1.28 million in cash and 184,717 shares of our common stock. The acquisition was made pursuant to the terms of a Agreement and Plan of Merger dated February 1, 2005, among the Company, BellPort and certain wholly-owned subsidiaries of the Company (the “Agreement”). Joseph Ueberroth, our Chief Executive Officer and director, was the founder and Co-Chairman of BellPort. In addition, Joseph Ueberroth and Peter V. Ueberroth, our Chairman of the Board, were principal stockholders of BellPort at the time of the acquisition and beneficially owned 32% and 16% of the outstanding equity securities of BellPort, respectively. Pursuant to the terms of the Agreement, Joseph Ueberroth received 86,926 shares of our common stock and Peter Ueberroth received 43,463 shares of our common stock. Joseph Ueberroth and Peter Ueberroth received the same per share consideration as other BellPort stockholders.

As a result of Joseph Ueberroth’s and Peter Ueberroth’s holdings in, and prior business dealings with, BellPort, our Board of Directors formed a special committee to consider and negotiate the material terms of the acquisition and make a recommendation to the full Board of Directors. Messrs. Whilden and Spence served on the special committee. The special committee met formally seven times and additionally had numerous discussions and negotiations with representatives of BellPort. The special committee performed due diligence, negotiated terms of the acquisition and reviewed and approved the terms of the Agreement. Following its review and consideration of the transaction, the special committee ultimately approved the acquisition and recommended that the full Board of Directors approve the transaction. Prior to approving the acquisition, our Board of Directors received the opinion of a third-party investment bank that, as of the date of the opinion and subject to the qualifications and limitations set forth in the opinion, the consideration paid by us in the acquisition was fair to us from a financial point of view.

CORPORATE GOVERNANCE

General

We believe that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will ensure that our Company is managed for the long-term benefit of its shareholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC and the new listing standards of Nasdaq.

Based on this review, in March 2004, our Board adopted a charter for our Audit Committee and a Code of Ethics and Conduct. You may obtain a copy of the Code of Ethics and Conduct and other information regarding our corporate governance practices by writing to the Corporate Secretary, at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660. The Company intends to timely disclose any amendments to or waivers of certain provisions of the Company’s Code of Ethics and Conduct applicable to the Company’s Chief Executive Officer, principal financial officers, principal accounting officer, controller and other senior financial officers on the Company’s website at www.ambassadors.com.

Communications with the Board

Any shareholder may communicate with the Board of Directors of Ambassadors International, Inc. and its committees. The Board of Directors has established the following system to receive, track and respond to communications from shareholders addressed to the Ambassadors International, Inc. Board of Directors and its committees and members.

Any shareholder may address his or her communication to the Board of Directors, a committee of the Board, or an individual Board member and send the communication addressed to the recipient group or individual, care of Ambassadors International, Inc., Corporate Secretary, 1071 Camelback Street, Newport Beach, California 92660. The Corporate Secretary will review all communications and deliver the communications to the appropriate party in the Corporate Secretary’s discretion. The Corporate Secretary may take additional action or respond to communications in accordance with instructions from the recipient of the communication.

ANNUAL REPORT ON FORM 10-K AND INCORPORATION BY REFERENCE

Our annual report on Form 10-K is included with your Proxy Statement and is available without charge on our website, www.ambassadors.com/investor, as soon as reasonably practicable after it is filed electronically with the SEC. We are providing the address to our Internet site solely for the information of investors. We do not intend the address to be an active link or to otherwise incorporate the contents of the website into this report. In addition to the website, a copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to stockholders by writing to Corporate Secretary, at Ambassadors International, Inc., 1071 Camelback Street, Newport Beach, California 92660.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, none of the Compensation, Nominating and Corporate Governance Committee Report, the Audit Committee Report or, the Stock Performance Graph will be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by the Company under those statutes. In addition, information on the Company’s website, other than our Proxy Statement and form of Proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

By Order of the Board of Directors

Brian R. Schaefgen Corporate Secretary

Newport Beach, California

April 13, 2005

Appendix A

ITEM II OF PROXY CARD

APPROVAL OF AMBASSADORS INTERNATIONAL, INC.

2005 INCENTIVE AWARD PLAN

Ambassadors International, Inc., a Delaware corporation (the “Company”), by resolution of the Board of Directors of the Company, hereby adopts the Ambassadors International, Inc. 2005 Incentive Award Plan (the “Plan”). The Plan will become effective upon the approval of the Company’s stockholders (the “Effective Date”).

The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE I.

DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.5, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

1.2. “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

1.3. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4. “Award Limit” shall mean two hundred thousand shares (200,000) shares of Common Stock, as adjusted pursuant to Section 12.3; provided, however, that, solely with respect to Performance Awards granted pursuant to Section 8.2(b), “Award Limit” shall mean $500,000.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Change in Control” means the occurrence of any of the following events:

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 40% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company,

(ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(iii) an acquisition of voting securities pursuant to a transaction described in subsection (c) below that would not be a Change in Control under subsection (c);

provided, however, that notwithstanding the foregoing, an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of the Company’s then outstanding voting securities shall not be considered an acquisition by any person or group for purposes of this subsection (a); provided, however, that if a person or group shall become the beneficial owner of 40% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination or (ii) a sale or other disposition of all or substantially all of the Company’s assets or (iii) the acquisition of assets or stock of another entity, in each case, other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction,

(B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Incumbent Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction, and

(C) after which no person or group beneficially owns voting securities representing 40% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this subsection (iii) as beneficially owning 40% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) stockholder approval of a liquidation or dissolution of the Company.

For purposes of subsection (a) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s stockholders, and for purposes of subsection (c) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s stockholders.

1.7. “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.9. “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

1.10. “Company” shall mean Ambassadors International, Inc., a Delaware corporation.

1.11. “Consultant” shall mean any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.12. “Deferred Stock” shall mean rights to receive Common Stock awarded under Article VIII of the Plan.

1.13. “Director” shall mean a member of the Board.

1.14. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

1.15. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.16. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.18. “Fair Market Value” of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.19. “Holder” shall mean a person who has been granted or awarded an Award.

1.20. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21. “Independent Director” shall mean a member of the Board who is not an Employee.

1.22. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.23. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.24. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

1.25. “Performance Criteria” means the criteria that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: (a) net earnings (either before or after (i) interest, (ii) taxes, (iii) depreciation and (iv) amortization), (b) sales or revenue, (c) net income (either before or after taxes), (d) operating earnings, (e) cash flow (including, but not limited to, operating cash flow and free cash flow), (f) return on assets, (g) return on stockholders’ equity, (h) return on sales, (i) gross or net profit margin, (j) expense, (k) working capital, (l) earnings per share, (m) price per share of Common Stock, and (n) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Award; provided, however, that each Performance Criteria shall be determined in accordance with generally accepted accounting principles to the extent applicable.

1.26. “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of any Holder of a Performance Award (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

1.27. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

1.28. “Plan” shall mean the 2005 Incentive Award Plan of Ambassadors International, Inc.

1.29. “Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

1.30. “Restricted Stock Units” shall mean rights to receive Common Stock awarded under Article VIII.

1.31. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.32. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.33. “Securities Act” shall mean the Securities Act of 1933, as amended.

1.34. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article IX of the Plan.

1.35. “Stock Payment” shall mean: (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses, commissions and directors’ fees, that would otherwise become payable to a key Employee, Independent Director or Consultant in cash, awarded under Article VIII of the Plan.

1.36. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.37. “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option.

1.38. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.39. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.40. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

2.1. Shares Subject to Plan.

(a) Subject to Section 12.3 and Section 2.1(b), the maximum number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 600,000 shares.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1(a). Notwithstanding the provisions of this Section 2.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

2.2. Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, shares of Common Stock held in treasury or shares of Common Stock purchased on the open market.

2.3. Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee, Independent Director or Consultant during each calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Awards which are canceled continue to be counted against the Award Limit.

ARTICLE III.

GRANTING OF AWARDS

3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2. Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code).

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation (as described in Section 162(m)(4)(C) of the Code), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,

CONSULTANTS AND INDEPENDENT DIRECTORS

4.1. Eligibility. Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4. Granting of Options to Employees and Consultants.

(a) The Administrator shall from time to time, in its absolute discretion, and, subject to applicable limitations of the Plan:

(i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

(iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code); and

(iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the Code) shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b) Upon the selection of a key Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5. Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(a) Select from among the Independent Directors (including Independent Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

(c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.

TERMS OF OPTIONS

5.1. Option Price. The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Administrator; provided, however, that:

(a) In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

(b) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

(c) In the case of Non-Qualified Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2. Option Term. The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a Termination of Employment, Termination of Directorship or Termination of Consultancy.

5.3. Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Independent Director or Consultant vests.

(b) No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

(c) To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof, within the meaning of Section 424 of the Code, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 5.3(c), the fair market value of stock shall be determined as of the time the Option or other “incentive stock options” with respect to such stock is granted.

5.4. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE VI.

EXERCISE OF OPTIONS

6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.

AWARD OF RESTRICTED STOCK

7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Administrator determines is a key Employee, or any Independent Director or any Consultant who the Administrator determines should receive such an Award.

7.2. Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion:

(i) Determine which Employees are key Employees, and select from among the Key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c) Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment, directorship or consultancy with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable; and, provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section

1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.5. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; and, provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship, or Termination of Consultancy, as applicable, without cause or following any Change in Control or because of the Holder’s retirement, or otherwise.

7.6. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK

PAYMENTS, RESTRICTED STOCK UNITS

8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalent awards, Deferred Stock awards, Stock Payment awards, and/or Restricted Stock Unit awards may be granted to any Employee whom the Administrator determines is a key Employee, or any Independent Director or any Consultant whom the Administrator determines should receive such an Award.

8.2. Performance Awards.

(a) Any key Employee, Independent Director or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the

Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or Consultant.

(b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any Section 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to Section 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum aggregate amount of all Performance Awards granted to a Section 162(m) Participant under this Section 8.2(b) during any calendar year shall not exceed the Award Limit. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a Section 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

8.3. Dividend Equivalents.

(a) Any key Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock, Performance Award or Restricted Stock Unit award is granted and the date such Stock Appreciation Right, Deferred Stock, Performance Award or Restricted Stock Unit award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Any Holder of an Option who is an Employee, Independent Director or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option vests, is exercised, or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(c) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

8.4. Stock Payments. Any key Employee, Independent Director or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5. Deferred Stock. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6. Restricted Stock Units. Any key Employee, Independent Director or Consultant selected by the Administrator may be granted an award of Restricted Stock Units in the manner determined from time to time by the Administrator. The Administrator is authorized to make awards of Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, and may specify that such Restricted Stock Units become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall specify the distribution dates applicable to each award of Restricted Stock Units which shall be no earlier than the vesting dates or events of the award and may be determined at the election of the Employee, Independent Director or Consultant. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit distributed. The Administrator shall specify the purchase price, if any, to be paid by the Employee, Independent Director or Consultant to the Company for such shares of Common Stock to be distributed pursuant to the Restricted Stock Unit award.

8.7. Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.8. Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.9. Exercise upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy following a “change of control or ownership” (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; and, provided, further, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder’s retirement, death or disability, or otherwise.

8.10. Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee, Independent Director or Consultant selected by the Administrator. A Stock Appreciation Right may be granted: (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

9.2. Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3. Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine; provided, however, that unless the Administrator otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed following the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator; provided, that such exercise price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the ISAR is granted. An ISAR is exercisable only while the Holder is an Employee, Independent Director or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by (ii) the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4. Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in shares of Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised). The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Stock Appreciation Right prior to fulfillment of the conditions set forth in Section 6.3 above.

(b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1. Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article X, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article X.

10.2. Distributions under a Section 409A Award.

(a) Subject to subsection (b), any shares of Common Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i) the Holder’s separation from service, as determined by the Secretary of the Treasury,

(ii) the date the Holder becomes disabled,

(iii) the Holder’s death,

(iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation,

(v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary, or

(vi) the occurrence of an unforeseeable emergency with respect to the Holder.

(b) In the case of a Holder who is a specified employee, the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a specified employee if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3. Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Common Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4. Elections under Section 409A Awards.

(a) Any deferral election provided under or with respect to an Award to any Employee, Independent Director or Consultant, or to the Holder of a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph

(i) or (ii), any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i) In the case of the first year in which an Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election within thirty (30) days after the date the Employee, Independent Director or Consultant, or the Holder, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii) In the case of any performance-based compensation based on services performed by an Employee, Independent Director or Consultant, or the Holder, over a period of at least twelve (12) months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b) In the event that a Section 409A Award permits, under a subsequent election by the Holder of such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i) such subsequent election may not take effect until at least twelve (12) months after the date on which the election is made,

(ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve (12) months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

10.5. Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE XI.

ADMINISTRATION

11.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

11.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

11.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals: (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1. Transferability of Awards.

(a) Except as otherwise provided in Section 12.1(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent award, Stock Payment award or Restricted Stock Unit award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 12.1(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 12.1(b), “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

12.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, (ii) expand the classes of persons to whom Awards may be granted under the Plan, or (iii) decrease the exercise price of any outstanding Option or Stock Appreciation Right granted under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

(b) The expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 12.4.

12.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued under the Plan, and the maximum number and kind of shares which may be granted or issued as Restricted Stock awards, Restricted Stock Unit awards, Performance Awards, Dividend Equivalent awards, Deferred Stock awards or Stock Payment awards, and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or exercise price with respect to any Award.

(b) Subject to Sections 12.3(c) and 12.3(e), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest, be exercised or become payable after such event;

(iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant, exercise or purchase price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock, Restricted Stock Units or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

(c) Notwithstanding any other provision of the Plan, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Committee may cause any or all Awards outstanding hereunder to be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for any such Award, the Committee may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. Upon, or in anticipation of, a merger, consolidation or other similar transaction involving the Company, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such transaction; provided, however, that each Participant shall have the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 12.3(c), this Section 12.3(c) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(d) Subject to Sections 12.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 12.3 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

12.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. No Awards may be granted or awarded prior to such stockholder approval. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Plan, as amended and restated to include the Performance Criteria.

12.5. Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under an Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months (or such other period as may be determined by the Administrator) after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

12.6. Prohibition on Repricing. Subject to Section 12.3, the Administrator shall not, without the approval of the stockholders of the Company authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, no Award shall be canceled and replaced with the grant of an Award having a lesser price per share without the further approval of stockholders of the Company.

12.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Directorship or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Directorship or Termination of Consultancy for “cause” (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

12.8. Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

PROXY

AMBASSADORS INTERNATIONAL, INC

1071 CAMELBACK STREET NEWPORT BEACH, CALIFORNIA 92660

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints Joseph J. Ueberroth and Brian R. Schaefgen and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors International, Inc. (the “Company”) held of record by the undersigned as of the close of business on March 31, 2005, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 13, 2005, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

This Proxy, when properly executed, will be voted in the manner directed herein. This Proxy will be voted FOR the election of the directors listed and FOR the other proposals if no specification is made.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

This Proxy, when properly executed, will be voted in the manner directed herein. This Proxy will be voted FOR the election of the directors Please listed and FOR the other proposals if no specification is made. Mark Here for Address

Change or

Comments

SEE REVERSE SIDE

FOR AGAINST ABSTAIN

1. To elect the following directors to serve until the 2008 Annual Meeting of

2. To approve the adoption of the 2005

Stockholders or until their respective successors are elected and qualified:

Incentive Award Plan.

FOR ALL WITHHOLD

(except as indicated below) AUTHORITY FOR ALL

01 Brigitte M. Bren 3. To transact such other business as may properly come before the

02 Rafer L. Johnson meeting or any adjournment or postponement thereof.

03 John C. Spence

To withhold authority to vote for any individual nominee,

write the nominee’s name in the space provided below:

Signature Signature if held jointly Date, 2005

Please mark, sign, date and return the proxy card promptly using the enclosed envelope

FOLD AND DETACH HERE